LEASE AGREEMENT

THIS LEASE is made and entered into on this 26th day of November, 2014, by and between **MV 51 INVESTMENTS, LLC**, a Florida limited liability company ("Landlord"), and, **Oakridge Energy Technologies,** ("Tenant").

For and in consideration of the rental and of the covenants and agreements hereinafter set forth to be kept and performed by the Tenant, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises herein described for the term, at the rental and subject to and upon all of the terms, covenants and agreement hereinafter set forth.

1. **PREMISES:**

Description. Landlord hereby leases to Tenant and Tenant hereby hires from Landlord those certain premises ("Premises") more particularly described on Exhibit A, together with appurtenances, situated in the City of Melbourne, County of Brevard, State of Florida, commonly known as 7830 Ellis Road, Melbourne, FL 32904, together with the building situated thereon consisting of approximately 24,167 square feet.

2. **TERM:**

2.1 **Term.** The term of this Lease shall be for a period of six (6) months commencing on the 1st day of December 2014, and ending on the 30st Day of April, 2015, unless sooner terminated pursuant to this Lease.

2.2 **Option to Renew:** Tenant shall have the right to renew this Lease for one (1) additional term of 1 (1) years. Tenant shall exercise the renewal option, if at all, by written notice delivered to Landlord not less than ninety (90) days prior to the expiration of the initial Term. The renewal term shall be at the rental rate herein determined and otherwise upon the same covenants, conditions and provisions as provided in this Lease.

3. **RENT:**

3.1 **Base Rent.** Tenant shall pay to Landlord as rent for the Premises in advance on the first day of each calendar month of the term of this Lease without deduction, offset, prior notice or demand, in lawful money of the United States, the sum of FOURTEEN THOUSAND and 00/100 DOLLARS ($14,000.00) per month, plus applicable Florida sales or use tax. The rent payment for any partial calendar month shall be prorated on a daily basis.

3.2 **Utilities.** Tenant shall during the term hereof pay prior to delinquency all charges for water, sewer, gas, heat, light, power, telephone and janitorial services and all other materials and services supplied to the Premises and shall hold Landlord harmless from any liability therefrom. If water and sewer service to the Premises are not separately metered, then Tenant shall pay in addition to all other obligations set forth herein, a pro rata proportion of the costs of said services based upon the gross rentable space of the Premises to the total gross rentable space in the Building.

4. **SECURITY DEPOSIT:** Concurrently with Tenant's execution of this Lease, Tenant shall deposit with Landlord the sum of EIGHT THOUSAND ONE HUNDRED TWENTY-FIVE and 00/100 DOLLARS ($8,125.00) as a Security Deposit for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. The previous security deposit made by Tenant will be applied. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of rent and any of the monetary sums due herewith Landlord may (but shall not be required to) use, apply or retain all or any part of this Security Deposit for the payment of any other amount which Landlord may spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said Deposit is so used or applied, Tenant shall, within ten (10) days after written demand therefore deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount; Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interests hereunder) at the expiration of the Lease term and after Tenant has vacated the Premises. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said Deposit to Landlord's successor in interest whereupon Tenant agrees to release Landlord from liability for the return of such Deposit or the accounting therefor.

5. **TAXES:**

5.1 Tenant shall be responsible for paying $1,228.53 each month in addition to rent for real estate taxes and/or assessments which are due and payable during the Term of this Lease which are levied, assessed or imposed upon the real property of which the Premises are a part, as well as upon the land on which the building sits, and any other charges which are levied or assessed in lieu of real estate taxes and/or assessments (collectively, "Real Estate Taxes"). Landlord shall pay the Real Estate Taxes to the proper authority.

5.2 **Personal Property Taxes.** During the term hereof Tenant shall pay prior to delinquency all taxes assessed against and levied upon fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises, and when possible, Tenant shall cause said fixtures, furnishings, equipment and other personal proper to be assessed and billed separately from the real property of Landlord. In the event any or all of Tenant's fixtures, furnishings, equipment and other personal property shall be assessed and taxed with Landlord real property, the Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property. For the purpose of determining said amount, figures supplied by the County Assessor as to the amount so assessed shall be conclusive. Tenant shall comply with the provision of any law, ordinance or rule of taxing authorities which requires Tenant to file a report of Tenant's property located in the Premises.

5.3 **New Taxes.** In addition to rent and other charges to be paid by Tenant hereunder,

Tenant shall reimburse to Landlord, within thirty (30) days of receipt of a demand therefore, any and all taxes payable by Landlord (a) upon, allocable to, or measured by the area of the Premises or on the rent payable hereunder, including without limitation any gross income tax or excise tax levied by the State, any political subdivision thereof, City or Federal Government with respect to the receipt of such rent; or (b) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof; or (c) upon or measured by the value of Tenant's personal property, equipment or fixtures located in the Premises; or (d) upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

6. USE:

6.1 **Use.** The Premises shall be used and occupied by Tenant for a retain **general use** or any other similar business purpose and for no other purpose without the prior written consent of Landlord.

6.2 **Suitability.** Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or the Building (if any) of which the Premises may be a part or with respect to the suitability of either for the conduct of Tenant's business, nor has Landlord agreed to undertake any modification, alteration or improvement to the Premises except as provided in this Lease. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and said Building were at such time in satisfactory condition unless within thirty (30) days after such date Tenant shall give Landlord written notice specifying in reasonable detail the respects in which the Premises or the Building were not in satisfactory condition

6.3 **Uses Prohibited.**

(a) Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate or affect any fire or other insurance upon the Premises or the Building (if any) of which the Premises may be a part or any of its contents (unless Tenant shall pay any increased premium as a result of such use or acts), or cause a cancellation of any insurance policy covering said Premises or said Building or any part thereof or any of its contents, nor shall Tenant sell or permit to be kept, used or sold in or about said Premises any articles which may be prohibited by a standard form policy of fire insurance.

(b) Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building (if any) or injure or annoy them or use or allow the Premises to be used for any unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

(c) Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or

regulation or requirement of duly constituted public authorities now in force or which may hereafter be enacted or promulgated. Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the conditions, use or occupancy of the Premises, excluding structural changes not relating to or affecting the condition, use or occupancy of the Premises, or not related or afforded by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of the fact as between Landlord and Tenant.

7.. UTILITIES: Tenant shall during the term hereof pay prior to delinquency all charges for heat, light, power, telephone and janitorial services and all other materials and services supplied to the Premises and shall hold Landlord harmless from any liability therefrom.

8. MAINTENANCE AND REPAIRS; ALTERATIONS AND ADDITIONS:

Maintenance and Repairs.

(a) **Landlord's Obligations.** Landlord, at its sole cost and expense, shall maintain in a good state of repair the exterior of the roof and walls, and all structural portions of the roof, walls, floors and foundations except for any repairs caused by the wrongful act of Tenant and its agents.

(b) **Tenant's Obligations.**

(i) Tenant at Tenant's sole cost and expense shall maintain the Premises and appurtenances and every part thereof, excepting those items which Landlord is obligated to repair hereunder, in good order, condition and repair, including but not limited to the interior surfaces of the ceilings, walls and floors, all doors, windows, all heating and air conditioning systems, plumbing, pipes, electrical wiring, switches, fixtures, signs and any equipment installed by or at the expense of Tenant. Tenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repair.

(ii) Upon the expiration or earlier termination of this Lease, Tenant shall surrender the Premises in the same condition as received, ordinary wear and tear and damage by fire, earthquake, act of God or the elements alone excepted, and shall promptly remove or cause to be removed at Tenant's expense from the Premises any signs, notices and displays placed by Tenant.

(iii) Tenant agrees to repair any damage to the Premises caused by or in connection with the removal of any articles of personal property, business or trade fixtures, machinery, equipment, cabinetwork, furniture, moveable partition or permanent improvements or

additions, including without limitation thereto, repairing the floor and patching and painting the walls where required by Landlord to Landlord's reasonable satisfaction, all at Tenant's sole cost and expense. Tenant shall indemnify the Landlord against any loss or liability resulting from delay by Tenant in so surrendering the Premises, including without limitation any claims made by any succeeding Tenant founded on such delay.

(iv) In the event that Tenant fails to maintain the Premises in good order, condition and repair, Landlord shall give Tenant notice to do such acts as are reasonably required to so maintain the Premises. In the event Tenant fails to promptly commence such work and diligently prosecute it to completion, then Landlord shall have the right to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Any amount so expended by Landlord shall be paid by Tenant promptly after demand with interest at ten percent (10%) per annum from the date of such work. Landlord shall have no liability to Tenant for any damage, inconvenience or interference with the use of the Premises by Tenant as a result of performing any such work.

(c) **Compliance with Law.** Landlord and Tenant shall each do all acts required to comply with all applicable laws, ordinance regulations and rules of any public authority relating to their respective maintenance obligation as set forth herein.

8.1 **Alterations and Additions.**

(a) Tenant shall make no alterations, additions or improvements to the Premises or any part thereof without first obtaining the prior written consent of Landlord.

(b) Landlord may impose as a condition to the aforesaid consent such requirements as Landlord may deem necessary in its sole discretion, including with limitation thereto, the manner in which the work is done, a right of approval of the contractor by whom the work is to be performed, the times during which it is to be accomplished, and the requirement that upon written request of Landlord prior to the expiration or earlier termination of the Lease. Tenant will remove any and all permanent improvements or additions to the Premises installed at Tenant's expense.

(c) All such alterations, additions or improvements shall at the expiration or earlier termination of the Lease become the property of Landlord and remain upon and be surrendered with the Premises unless specified pursuant to Section 9.2(b) above.

(d) All articles of personal property and all business and trade fixtures, machinery and equipment, cabinetwork, furniture and moveable partitions owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant and may be removed by Tenant at any time during the Lease term when Tenant is not in default hereunder.

9. ENTRY BY LANDLORD: Landlord reserves and shall, upon reasonable notice to Tenant, have the right to enter the Premises to inspect the same, to submit said Premises to prospective purchasers or tenants, to post notices of non-responsibility and "for lease" signs, and to alter, improve or repair the Premises and any portion of the Building without abatement of rent, and

may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing the entrance to the Premises shall not be blocked thereby, and further providing that the business of Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof.

10. LIENS: Tenant shall keep the Premises and any Building of which the Premises are a part free from any liens out of work performed, materials furnished, or obligations incurred by Tenant and shall indemnify, hold harmless and defend Landlord from any liens and encumbrances arising out of any work performed or material furnished by or at the direction of Tenant. In the event that Tenant shall not, within twenty (20) days following the imposition of any such lien, cause such lien to be released of record by payment or posting of a proper bond. Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not obliged to cause the same to be released by such means as it shall deem property, including payment of the claim giving rise to such lien. All such sums paid by landlord and all expenses incurred by it in connection therewith including reasonable attorney's fees and costs shall be payable to Landlord by Tenant on demand with interest at the rate of ten percent (10%) per annum. Landlord shall have the right at all times to post and keep posted on the Premises any notice permitted or required by law, or which Landlord shall deem property for the protection of landlord and the Premises, and any other party having an interest therein, from mechanics' and materialmen's liens and Tenant shall give to Landlord at least ten (10) business days prior written notice of the expected date of commencement of any work relating to alterations or additions to the Premises.

11. INDEMNITY:

11.1 **Indemnity.** Tenant shall indemnify and hold harmless Landlord from and against any and all claims arising from Tenant's use of the Premises or the conduct of its business or from any activity work, or thing done, permitted or suffered by Tenant in or about the Premises and shall further indemnify and hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of Tenant, or any of its agents, contractors or employees, and from and against any and all costs, reasonable attorney's fees, expenses and liabilities incurred in connection with such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord, provided, however, that Tenant shall not be liable for damage or injury occasioned by the negligent or intentional acts of Landlord and its designated agents or employees unless covered by insurance Tenant is required to provide.

11.2 **Exemption of Landlord from Liability.** Landlord shall not be liable for injury or damage which may be sustained by the person, goods, wares, merchandise or property of Tenant, its employees, invitees or customers, or any other person in or about the Premises caused by or resulting from fire, steam, electricity, gas, water or rain, which may leak or flow from or into any part of the Premises, or from breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures of the same, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, or from other sources. Landlord shall not be liable for any damages arising from any act or neglect of any other Tenant (if any) of such Building. Notwithstanding anything to the contrary Landlord shall be liable if such damage or injury is caused by the negligence of the Landlord, its agents, employees, contractors or subcontractors.

12. INSURANCE:

12.1 **Public Liability.** Tenant shall, at Tenant's sole cost and expense, but for the mutual benefit of Landlord and Tenant, maintain throughout the term of this Lease general public liability insurance against claims for personal injury, death or property damage occurring in, or about the Premises, and in, on, or about the sidewalks directly adjacent to the Premises and such other areas as Tenant, its officers, agents, employees, contractors and invitees shall have the right to use pursuant to this Lease. Such insurance shall have a combined single limit of not less than $500,000.

12.2 **Fire and Extended Coverage.** Landlord shall, at tenant's sole cost and expense payable from the insurance escrow, take out and keep in force during the term of this Lease, fire and extended coverage insurance, including vandalism and malicious mischief coverage in an amount equal to the full replacement value of the Premises, exclusive of Tenant's fixtures, personal property and equipment.

12.3 **Form of the Policies.** The policies required by 13.1 and 13.2 shall be in a form reasonably satisfactory to Landlord. A certificate as to such insurance shall be presented to Landlord. Tenant shall have the right to provide insurance coverage which it is obligated to provide for pursuant to blanket policies obtained by Tenant, provided such blanket policies expressly afford coverage to the Premises and to Tenant as required by this Lease. Tenant shall obtain a written obligation on the part of any such insurance company to notify Landlord in writing of any delinquency in premium payments and at least fifteen (15) days prior thereto of any cancellation of any such policy. Tenant agrees if Tenant does not take out such insurance or keep the same in full force and effect, Landlord may take out the necessary insurance and pay the premium therefor, and Tenant shall repay to Landlord the amount so paid promptly after demand.

12.4 **Waiver of Subrogation.** Landlord and Tenant each hereby waive any and all rights of recovery against the other or against the officers, employees, agents and representatives of the other, on account of loss or damage occasioned to such waiving party or its property or the property of others under its control to the extent that such loss or damage is insured against under any fire and extended coverage insurance policy which either may have in force at the time of such loss or damage.

13. **DAMAGE AND DESTRUCTION:** In the event of the partial destruction of the Premises or the Building of which the Premises constitutes a part during the term of the Lease, Landlord shall forthwith make such repairs provided such repairs can be made within sixty (60) days under the laws and regulations of the public authorities, but such partial destruction (including any destruction necessary to make such repairs) shall in no event annul or void this Lease, except that Tenant shall be entitled to a proportionate reduction in rent while such repairs are being made, such reduction to be based upon the extent (if any) to which the making of such repairs materially interferes with the business carried on by Tenant in the Premises. If such repairs cannot be made within sixty (60) days, Landlord may at his option make such repairs within a reasonable time, in which event this Lease shall continue in full force and effect, except that the rent shall be abated in accordance with the aforestated procedure and provided that Landlord notifies Tenant of his intention to do so within thirty (30) days after the partial destruction. In the event Landlord does not so elect to make such repairs which cannot be made within sixty (60) days, or such repairs cannot be made under such laws and regulations, or if Landlord elects to make such repairs and such repairs cannot be completed with 120 days, then and in that event, this lease may be terminated at the option of either party. Notwithstanding anything to the contrary contained in this Paragraph 13, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Paragraph 13 occurs during the last twelve (12) months of the term of this Lease or any extension thereof. Except for abatement of rent, if any, Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair or restoration, nor shall Tenant have the right to terminate this lease as the result of any statutory provision now or hereafter in effect pertaining to the damage and destruction of the Premises or the Building, except as expressly provided herein.

14. **CONDEMNATION:** If all or any part of the Premises shall be taken or appropriated for public or quasi-public use by right of eminent domain, with or without litigation or transferred by agreement in connection with such public or quasi-public use, either party hereto shall have the right at its option exercisable within thirty (30) days of receipt of notice of such taking to terminate this Lease as of the date possession is taken by the condemning authority, provided, however, that before Tenant may terminate this Lease by reason of taking or appropriation as provided hereinabove, such taking or appropriation shall be of such an extent and nature as to substantially handicap, impede or impair Tenant's use of the Premises. If any part of the Building other than the Premises shall be so taken or appropriated, Landlord shall have the right at its option to terminate this Lease. No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof; provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant for the taking of personal property and fixtures belonging to Tenant and/or for the interruption of or damage to Tenant's business and/or for Tenant's unamortized cost of leasehold improvements. In the event of a partial taking which does not result in a termination of this Lease, rent shall be abated in the proportion which the part of the Premises so made unusable bears to the rented area of the Premises immediately prior to the taking. No temporary taking of the Premises and/or of Tenant's rights therein or under this Lease shall terminate this Lease or give Tenant any right to any abatement of rent thereunder; any award made to Tenant by reason of any such

temporary taking shall belong entirely to tenant and Landlord shall not be entitled to share therein.

15. ASSIGNMENT AND SUBLETTING:

15.1 **Landlord's Consent Required.** Tenant shall not assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the Premises or any part thereof, without the prior written consent of Landlord and any attempt to do so without such consent being first had and obtained shall be wholly void and shall constitute a breach of this Lease.

15.2 **Reasonable Consent.** If Tenant complies with the following conditions, Landlord shall not unreasonably withhold its consent to the subletting of the Premises or any portion thereof or the assignment of this Lease. Tenant shall submit in writing to Landlord (a) the name and legal composition of the proposed subtenant or assignee; (b) the nature of the business proposed to be carried on in the Premises; (c) the terms and provisions of the proposed sublease; (d) such reasonable financial information as Landlord may request concerning the proposed subtenant or assignee.

15.3 **No Release of Tenant.** No consent by Landlord to any assignment or subletting by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether occurring before or after such consent, assignment or subletting. The consent by Landlord to any assignment or subletting shall not relieve Tenant from the obligation to obtain Landlord's express written consent to any other assignment or subletting. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any assignment, subletting or other transfer. Consent to one assignment subletting or other transfer shall not be deemed to constitute consent to any subsequent assignment, subletting or other transfer.

16. SUBORDINATION:

16.1 **Subordination.** This Lease at Landlord's option shall be subject and subordinate to all ground or underlying leases which now exist or may hereafter be executed affecting the Premises or the land upon which the Premises are situated or both, and to the lien of any mortgages or deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against the land or improvement or either thereof, of which the Premises are a part, or on or against Landlord's interest or estate therein, or on or against any ground or underlying lease without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. If any mortgage, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust, or ground lease or the date of the recording thereof.

16.2 **Subordination Agreements.** Tenant covenants and agrees to execute and deliver upon demand without charge therefore, such further instruments evidencing such subordination of this Lease to such ground or underlying leases and to the lien of any such mortgages

or deeds of trust as may be required by Landlord.

16.3 **Quiet Enjoyment.** Landlord covenants and agrees with Tenant that upon Tenant paying rent and other monetary sums due under the Lease, performing its covenants and conditions under the Lease and upon recognizing purchaser as Landlord pursuant hereto, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises for the term, subject, however, to the terms of the Lease and of any of the aforesaid ground leases, mortgages or deeds of trust described above.

16.4 **Attornment.** In the event any proceedings are brought for default under any ground or underlying lease or in the event of foreclosure or the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease, provided said purchaser expressly agrees in writing to be bound by the terms of the Lease.

17. <u>DEFAULT; REMEDIES:</u>

17.1 **Default.** The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant:

(a) Any failure by Tenant to pay the rent or any other monetary sums required to be paid hereunder (where such failure continues for five (5) days after written notice by Landlord to Tenant);

(b) The abandonment or vacation of the Premises by Tenant without payment of rent;

(c) A failure by Tenant to observe and perform any other provision of this Lease to be observed or performed by Tenant, where such failure continues for twenty (20) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of the default is such that the same cannot reasonably be cured within said twenty (20) day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion;

(d) The making by Tenant of any general assignment or general arrangement for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premise or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

17.2 **Remedies.** In the event of any such material default or breach by Tenant, Landlord may, at any time thereafter without limiting Landlord in the exercise of any right or remedy

at law or in equity which Landlord may have by reason of such default or breach:

(a) Maintain this Lease in full force and effect and recover the rent and other monetary charges as they become due, without terminating Tenant's right to possession irrespective of whether Tenant shall have abandoned the Premises without payment of rent. In the event Landlord elects not to terminate the Lease, Landlord shall have the right to attempt to re-let the Premises at such rent and upon such conditions and for such a term, and to do all acts necessary to maintain or preserve the Premises as Landlord deems reasonable and necessary without being deemed to have elected to terminate the Lease, including removal of all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. In the event any such re-letting occurs, this Lease shall terminate automatically upon the new Tenant taking possession of the Premises. Notwithstanding that Landlord fails to elect to terminate the Lease initially, Landlord at any time during the term of this Lease may elect to terminate this Lease by virtue of such previous default of Tenant.

(b) Terminate Tenant's right to possession by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including without limitation thereto, the following: (i) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that is proved could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that is proved could be reasonably avoided; plus (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of events would be likely to result therefrom; plus (v) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable State law. Upon any such re-entry Landlord shall have the right to make any reasonable repairs, alterations or modifications to the Premises, which Landlord in its sole discretion deems reasonable and necessary. As used in (i) above, the "worth at the time of award" is computed by allowing interest at the rate of ten percent (10%) per annum from the date of default. As used in (ii) and (iii) the "worth at the time of award" is computed by discounting such amount at the discount date of the U. S. Federal Reserve Bank at the time of award plus one percent (1%). The term "rent", as used in this Paragraph 17, shall be deemed to be and to mean the rent to be paid pursuant to Paragraph 3 and all other monetary sums required to be paid by Tenant pursuant to the terms of this Lease.

17.3 **Late Charges.** Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. According, if any installment of rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after such amount shall be due, Tenant shall pay to Landlord a late

charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

17.4 **Default by Landlord.** Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

18. <u>MISCELLANEOUS:</u>

18.1 **Estoppel Certificate.**

(a) Tenant shall at any time upon not less than ten (10) day's prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusive relied upon by any prospective purchaser or encumbrancer of the Premises.

(b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one month's rent has been paid in advance.

(c) If Landlord desires to finance or refinance said Premises, or any part thereof, or any building of which the Premises may be a part, Tenant hereby agrees to deliver to any lender designated by Landlord such financial statements of Tenant as may be reasonably required by such lender. Such statements shall include the past three years' financial statements of Tenant. All such financial statements shall be received by Landlord in confidence and shall be used only for the purposes herein set forth.

18.2 **Transfer of Landlord's Interest.** In the event of a sale or conveyance by Landlord of Landlord's interest in the Premises or in any building of which the Premises may be a part other than a transfer for security purposes only, Landlord shall be relieved from and after the date specified in any such notice of transfer of all obligations and liabilities accruing thereafter on the part of Landlord, provided that any funds in the hands of Landlord at the time of transfer in which

Tenant has an interest, shall be delivered to the successor of Landlord. This Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee provided all Landlord's obligations hereunder are assumed in writing by the transferee.

18.3 **Captions; Attachments; Defined Terms.**

(a) The captions of the paragraphs of this Lease are for convenience only and shall not be deemed to be relevant in resolving any question of interpretation or construction of any section of this Lease.

(b) Exhibits attached hereto, and addendums and schedule initialed by the parties, are deemed by attachment to constitute part of this Lease and are incorporated herein.

(c) The words "Landlord" and "Tenant", as used herein, shall include the plural as well as the singular. Words used in neuter gender include the masculine and feminine and works in the masculine or feminine gender include the neuter. If there be more than one Landlord or Tenant, the obligations hereunder imposed upon landlord or Tenant shall be joint and several; as to a Tenant which consists of husband and wife, the obligations shall extend individually to their sole and separate property as well as community property. The term "Landlord" shall mean only the owner or owners at the time in question of the fee title or a tenant's interest in a ground lease of the Premises. The obligations contained in this Lease to be performed by Landlord shall be binding on Landlord's successors and assigns only during their respective periods of ownership.

18.4 **Entire Agreement.** This instrument along with any exhibits and attachments hereto constitutes the entire agreement between Landlord and Tenant relative to the Premises and this Agreement and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant agree hereby that all prior or contemporaneous oral agreements between and among themselves and their agents or representatives relative to the leasing of the Premises are merged in or revoked by this Agreement.

18.5 **Severability.** If any term or provision of this Lease shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforceable to the fullest extent permitted by law.

18.6 **Costs of Suit.**

(a) If Tenant or Landlord shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of rent or possession of the Premises, the losing party shall pay the successful party a reasonable sum for attorneys' fees which shall be deemed to have accrued on the commencement of such action and shall be paid whether or not such action is prosecuted to judgment.

(b) Should Landlord, without fault on Landlord's part, be made a party to any litigation instituted by Tenant or by any third party against Tenant, or by or against any person

holding. under or using the Premises by license of Tenant, or for the foreclosure of any lien for labor or material furnished to or for Tenant or any such other person or otherwise arising out of or resulting from any act or transaction of Tenant or of any such person, Tenant covenants to save and hold Landlord harmless from any judgment rendered against Landlord or the Premises or any part thereof, and all costs and expenses, including reasonable attorneys' fees, incurred by Landlord in or in connection with such litigation.

18.7 **Time; Joint and Several Liability.** Time is of the essence of this Lease and each and every provision hereof, except as to the conditions relating to the delivery of possession of the Premises to Tenant. All the terms, covenants and conditions contained in this Lease to be performed by either party, if such party shall consist of more than one person or organization, shall be deemed to be joint and several, and all rights and remedies of the parties shall be cumulative and nonexclusive of any other remedy at law or in equity.

18.8 **Binding Effect; Choice of Law.** The parties hereto agree that all provisions hereof are to be construed as both covenant and conditions as though the words importing such covenants and conditions were used in each separate paragraph hereof. Subject to any provisions hereof restricting assignment or subletting by Tenant and subject to Section 20.2, all of the provisions hereof shall bind and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. This Lease shall be governed by the laws of the State of Florida.

18.9 **Waiver.** No covenant, term or condition or the breach thereof shall be deemed waived, except by written consent of the party against whom the waiver is claimed, and any waiver or the breach of any covenant, term or condition shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term or condition. Acceptance by Landlord of any performance by Tenant after the time the same shall have become due shall not constitute a waiver by Landlord of the breach or default of any covenant, term or condition unless otherwise expressly agreed to by Landlord in writing.

18.10 **Surrender of Premises.** The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of the Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of any or all such sublease or subtenancies.

18.11 **Holding Over.** If Tenant remains in possession of all or any part of the Premises after the expiration of the term hereof, with or without the express or implied consent of Landlord, such tenancy shall be from month to month only, terminable by either party on thirty (30) days written notice and not a renewal hereof or an extension for any further term, and in such case, rent and other monetary sums due hereunder shall be payable in the amount and at the time specified in this Lease and such month to month tenancy shall be subject to every other term, covenant and agreement contained herein.

18.12 **Signs.**

(a) Tenant shall not inscribe, paint, affix, place or permit to be placed any projecting sign, marquee, awning, advertisement, sign, notice or placard on the exterior or roof of the Premises or upon or about the entrance doors, windows, sidewalks or areas adjacent to the Premises without Landlord's prior written consent. Landlord reserves the right in Landlord's sole discretion to place and locate on the roof, exterior sidewalls and rear wall of said Premises or any portion of the Building of which the Premises may constitute a part but which are not leased to Tenant, such notices signs, marquees and advertisements as Landlord may deem appropriate in the operation of Landlord's affairs.

(b) Any such signs or other items described above installed by Tenant with Landlord's consent shall be removed at the expiration or earlier termination of the Lease at Tenant's expense and Tenant shall repair any damage caused to the Premises resulting from such removal. If Tenant fails to do so, Landlord may cause such removal and repair on Tenant's behalf at Tenant's expense. If Tenant installs such items without Landlord's consent, Tenant shall remove same promptly upon receipt of a request by Landlord to do so and shall repair the Premises accordingly. If Tenant fails to do so, Landlord may cause such removal and repair to be performed on Tenant's behalf at Tenant's expense. Tenant shall not be allowed to use the name of the building in which the Premises are located (if any) or of the owner of such building or of the Premises or words to such effect in connection with any business carried on in said Premises (except as the address of the Tenant) without the prior written consent of Landlord. Landlord reserves the right to change the name and title of the building at any time during the term of said Lease. Tenant hereby expressly agrees to such change at the option of Landlord and waives any and all damage occasioned thereby.

18.13 **Reasonable Consent.** Except as limited elsewhere in this Lease, wherever in this Lease Landlord or Tenant is required to give its consent or approval to any action on the part of the other, such consent or approval shall not be unreasonably withheld. In the event of failure to give any such consent, the other party shall be entitled to specific performance at law and shall have such other remedies as are reserved to it under this Lease, but in no event shall Landlord or Tenant be responsible in monetary damages for failure to give consent unless said consent is withheld maliciously or in bad faith.

18.14 **Interest on Past Due Obligations.** Except as expressly herein provided, any amount due to Landlord not paid when due shall bear interest at ten percent (10%) per annum from the due date. Payment of such interest shall not excuse or cure any default by Tenant under this lease.

18.15 **Arbitration.** Any question, dispute, or controversy arising under the provisions of Paragraphs 14 and 15 of this Lease, at the option of Landlord, shall be determined by arbitration. Such arbitration shall be conducted pursuant to the provisions of the laws of the State of Florida then in force, with the rules of procedure to be those of the American Arbitration Association or its successor insofar as said rules of procedure do not conflict with the laws of the State of Florida then in force. Any award entered as a result of arbitration shall be entered as a judgment, with the costs of arbitration to be paid as ordered by the arbitrator.

18.16 **Notices.** All notices or demands of any kind required or desired to be given by

Landlord or Tenant hereunder shall be in writing and shall be deemed delivered forty-eight (48) hours after depositing the notice or demand in the United States mail, certified or registered, postage prepaid, addressed to the landlord or Tenant respectively at the addresses set forth after their signature at the end of this Lease.

18.17 **Corporate Authority.** If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the By-Laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

Tenant:

Oakridge Energy Technologies

By: ______________________
Lee Arrowood
751 North Dr, Suite 9
Melbourne, FL 32934

Witnesses:

____

Landlord:

MV 51 INVESTMENTS, LLC

By: ______________________
Vinu Patel
150 Lansing Island Drive
Indian Harbor Beach, FL 32937

Witnesses:

____